Exhibit 10.1

AMENDMENT NO. 3

        THIS AMENDMENT NO. 3 (this “Amendment”), dated as of March 25, 2004, is among Superior Commerce LLC (“Seller”), SCP Distributors LLC, as initial Servicer, Bank One, NA (Main Office Chicago), individually (“Bank One”), Jupiter Securitization Corporation (“Conduit” and, together with Bank One, the “Purchasers”) and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the “Agent”), and pertains to that certain RECEIVABLES PURCHASE AGREEMENT dated as of March 27, 2003 by and among the parties hereto other than the Performance Guarantor (as has been amended prior to the date hereof, the “Agreement”). Unless defined elsewhere herein, capitalized terms used in this Amendment shall have the meanings assigned to such terms in the Agreement.

PRELIMINARY STATEMENTS

        Seller has requested that the Agent and the Purchasers amend certain provisions of the Agreement; and

        The Agent and the Purchasers are willing to amend the requested provisions on the terms hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          Section 1. Amendments.

(a)     Section 2.6 of the Agreement is hereby amended and restated in its entirety to read as follows:

          Section 2.6. Seller shall ensure that the Purchaser Interests of the Purchasers shall at no time exceed in the aggregate (i) 97% for the month of June and July of each calendar year and (ii) 100% at all other times. If the aggregate of the Purchaser Interests of the Purchasers exceeds (i) 97% for either the month of June or July of each calendar year or (ii) 100% at any other time, Seller shall pay to the Agent within one (1) Business Day an amount to be applied to reduce the Aggregate Capital (as allocated by the Agent), such that after giving effect to such payment the aggregate of the Purchaser Interests equals or is less than 97% or 100%, as applicable.

(b)     Section 5.1(v) of the Agreement is hereby amended and restated in its entirety to read as follows:

(v)     Net Receivables Balance. Seller has determined that, immediately after giving effect to each purchase hereunder, the Aggregate Capital is no more than (A) during the months of June and July in each calendar year, 97% of the difference between (i) the Net Receivables Balance minus (ii) the Aggregate Reserves and (B) at all other times, the difference between (i) the Net Receivables Balance minus (ii) the Aggregate Reserve.

(c)     Section 7.2(e) of the Agreement is hereby amended and restated in its entirety to read as follows:

(e)    Net Receivables Balance. At no time prior to the Amortization Date shall Seller permit the Aggregate Capital to be more than an amount equal to (A) during the months of June and July of each calendar year, 97% of the difference between (i) the Net Receivables Balance minus (ii) the Aggregate Reserves and (B) at all other times the difference between (i) the Net Receivables Balance minus (ii) the Aggregate Reserves.

(d)     Section 6.2 (iii) is hereby amended and restated in its entirety to read as follows:

(iii)    the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed (i) 97% during the months of June and July of each calendar year and (ii) 100% at all other times.

(e)     Exhibit I to the Agreement is hereby amended by amending and restating in their entirety the following definitions to read as follows:

          “Delinquent Receivable” means a Receivable as to which any payment, or part thereof, remains unpaid for 61 days or more from the original due date for such payment or a Receivable as to which any payment, or part thereof, remains unpaid for 180 days or more from the original invoice date of such Receivable.

           “Facility Termination Date” means the earliest of (i) March 24, 2005, (ii) the Liquidity Termination Date and (iii) the Amortization Date.

          “Purchase Limit” means $100,000,000.

           “Purchase Price” means, with respect to any Incremental Purchase of a Purchaser Interest, the amount paid to Seller for such Purchaser Interest which shall not exceed the least of (i) the amount requested by Seller in the applicable Purchase Notice, (ii) the unused portion of the Purchase Limit on the applicable purchase date and (iii) the excess, if any, of (A) (i) 97% during the months of June and July of each calendar year and (ii) 100% at any one time, in either case, of the Net Receivables Balance (less the Aggregate Reserves) on the applicable purchase date over (B) the aggregate outstanding amount of Aggregate Capital determined as of the date of the most recent Monthly Report, without taking into account such proposed Incremental Purchase.

(f)     The definition of “Eligible Receivables” appearing in Exhibit I to the Agreement is hereby amended by amending and restating in its entirety clause (iv) to read as follows:

(iv)   which by its terms is due and payable within 30 days of the original billing date therefor (provided that up to (a) 40% of the total Outstanding Balance of Eligible Receivables from December of each year through April of the next succeeding year and (b) 10% of the total Outstanding Balance of Eligible Receivables at all other times, in each case, may consist of Receivables which by their terms are due and payable within 180 days of the original billing date thereof) and has not had its payment terms extended,

(g)     The definition of “Adjusted Liquidity Price” appearing in Exhibit I to the Agreement is hereby amended by amending and restating in its entirety the calculation appearing therein to read as follows:

RI [ (i)DC+(ii) [NDR/1+(.50 x .08)] ]

(h)     Exhibit II (Form of Purchase Notice) is hereby amended by amending clause (iii) of the last paragraph to read as follows:

(iii)    the Facility Termination Date has not occurred, the Aggregate Capital does not exceed the Purchase Limit and the aggregate Purchaser Interests do not exceed (i) 97% during the months of June and July of each calendar year and (ii) 100% at all other times.

          Section 2.    Representations and Warranties. In order to induce the Agent and the Purchasers to enter into this Amendment, each of the Seller Parties hereby represents and warrants to the Agent and the Purchasers that (a) after giving affect to this Amendment each of such Seller Party’s representations and warranties contained in Article V of the Agreement is true and correct as of the date hereof, (b) the execution and delivery by such Seller Party of this Amendment, and the performance of its obligations hereunder, are within its corporate or limited partnership, as applicable, powers and authority and have been duly authorized by all necessary corporate or limited partnership, as applicable, action on its part, and (c) this Amendment has been duly executed and delivered by such Seller Party and constitutes the legal, valid and binding obligation of such Seller Party enforceable against such Seller Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to or limiting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

        Section 3.    Conditions Precedent. This Amendment shall become effective as of the date first above written upon receipt by the Agent (i) of counterparts hereof duly executed by each of the parties hereto and (ii) an extension fee in an amount equal to $25,000.

        Section 4.    Miscellaneous.

    (a) THIS AMENDMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS.

    (b) EACH SELLER PARTY HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO, ILLINOIS IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT.

    (c) EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT.

    (d) Except as expressly modified hereby, the Agreement remains unaltered and in full force and effect. Each of the Agreement and the Performance Undertaking is hereby ratified and confirmed. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns (including any trustee in bankruptcy).

    (e) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

<signature pages follow>

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

SUPERIOR COMMERCE LLC

/S/ KRISTINE EPPES
Name:   Kristine Eppes
Title:   Asst. Secretary

SCP DISTRIBUTORS LLC

/S/ CRAIG K. HUBBARD
Name:   Craig K. Hubbard
Title:   Secretary and Treasurer

JUPITER SECURITIZATION CORPORATION

/S/ RONALD J. ATKINS
By:    Ronald J. Atkins
Its:   Authorized Signatory

BANK ONE, NA (MAIN OFFICE CHICAGO),
AS A FINANCIAL INSTITUTION AND AS AGENT

/S/ RONALD J. ATKINS
By:   Ronald J. Atkins
Its:   Director